Exhibit 4.41

Supplemental Agreement No. 3

to

Purchase Agreement No. PA-03757

between

The Boeing Company

and

Xiamen Airlines

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT (Supplemental Agreement) is entered into by and between The Boeing Company (Boeing) and Xiamen Airlines (Customer);

Customer and Boeing entered into Purchase Agreement No. PA-03757 dated August 8, 2012, as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-800 aircraft (the Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS the Parties desire to amend the existing Purchase Agreement to add the purchase of [********] additional Model 737-800 aircraft, and

NOW, THEREFORE, the parties agree that the Purchase Agreement, relating to the [********] Aircraft, is amended as set forth below and otherwise agree as follows:

1.	Table of Contents.

The Table of Contents to the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached hereto), to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement. Note that a correction to the Purchase Rights Letter Agreement to “XIA-PA-03757-LA-1208905” is also included.

2.	Tables.

A new Table 2 to the Purchase Agreement is hereby added (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

3.	Aircraft Configuration – Exhibit A.

Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced by a new Exhibit A (attached hereto), to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

4.	Letter Agreements.

4.1           Letter Agreement XIA-PA-03757-LA-1207440, titled “Special Matters” is hereby deleted in its entirety and replaced by a new Letter Agreement XIA-PA-03757-LA-1207440R1 titled “Special Matters – Table 1” (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

4.2           Letter Agreement XIA-PA-03757-LA-1504497 titled “Applicability Matters – Table 2” is hereby added to the Purchase Agreement to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

4.3           Letter Agreement XIA-PA-03757-LA-1504498 titled “Special Matters – Table 2” is hereby added to the Purchase Agreement to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

4.4           Letter Agreement XIA-PA-03757-LA-1504499 titled “Special Escalation Program – Table 2” is hereby added to the Purchase Agreement to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

5.	Miscellaneous.

5.1 The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.

5.2 This Supplemental Agreement will become effective upon execution and receipt by both Parties.

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BOEING PROPRIETARY

EXECUTED as of                                                                                    , 2016.

XIAMEN AIRLINES	THE BOEING COMPANY

By:	By:

Name:	Name:

Title:	Title:	Attorney-in-fact

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BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1.	Aircraft Information Table	SA-2
2.	Aircraft Information Table	SA-3

EXHIBIT
A.	Aircraft Configuration	SA-3
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1207432	LA-Aircraft Model Substitution
LA-1207433 R1	LA-Payment Matters	SA-2
LA-1207434	LA-Special Escalation Program
LA-1207435	LA-Government Approval Matters
LA-1207436	LA-Liquidated Damages Non-Excusable Delay
LA-1207437	LA-Performance Guarantee
LA-1207438	LA-Significant Improvement-737NG
LA-1207439	LA-Spare Parts Initial Provisioning
LA-1207440R1	LA-Special Matters – Table 1 Aircraft	SA-3
LA-1207452	LA-Clarification and Understanding
LA-1207453R1	LA-Volume Agreement	SA-1
LA-1207481	LA-Boeing Purchase of BFE

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BOEING PROPRIETARY

LA-1207482	LA-Loading of Customer Software
LA-1207483R1	LA-Promotional Support Follow On Aircraft	SA-1
LA-1207484	LA-Seller Purchase Equipment
LA-1208905	LA-Right to Purchase Additional Aircraft	SA-3

LETTER AGREEMENTS (continued)
~~LA-1208937~~	~~LA-Open Configuration Matters~~	SA-2
LA-1504497	LA-Applicability Matters – Table 2 Aircraft	SA-3
LA-1504498	LA-Special Matters – Table 2 Aircraft	SA-3
LA-1504499	LA-Special Escalation Program – Table 2 Aircraft	SA-3

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BOEING PROPRIETARY

Table 2 To

Purchase Agreement No. PA-03757

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[********]	Detail Specification:	[********]
Engine Model/Thrust:	[********]	[********]	Airframe Price Base Year/Escalation Formula:	[********]	[********]
Airframe Price:		[********]	Engine Price Base Year/Escalation Formula:	[********]	[********]
Optional Features Estimate:		[********]
Sub-Total of Airframe and Features:		[********]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[********]	Base Year Index (ECI):	[********]
Aircraft Basic Price (Excluding BFE/SPE):		[********]	Base Year Index (ICI):	[********]
Buyer Furnished Equipment (BFE) Estimate:		[********]
Seller Purchased Equipment (SPE) Estimate:		[********]

			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation	Adv Payment Base	At Signing	[********]	[********]	Total
Date	Aircraft	Indices (Estimate)	Price Per A/P	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]	[********]	[********]	[********]
Total:	[********]			2%

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XIA-PA-03757 79976-1F.TXT	EXA Page 6
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit A to Purchase Agreement Number PA-03757

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BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-800 AIRCRAFT

The Detail Specification is Boeing document number [********],[********], dated as of [********]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Customer’s existing Boeing detail specification as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Optional Features
Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
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[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

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BOEING PROPRIETARY

Number	Title	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]

OPTIONS: [***]	TOTAL - SPECIAL FEATURES - EXHIBIT A:	[********]	[********]

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BOEING PROPRIETARY

XIA-PA-03757-LA-1207440R1

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Matters – Table 1 Aircraft

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Credit Memoranda. In consideration of Customer’s purchase of the Aircraft listed in Table 1 to the Purchase Agreement (Table 1), at the time of delivery of each such Aircraft in Table 1, Boeing will provide to Customer the following credit memoranda:

1.1           [********] Credit Memorandum. Boeing will issue to Customer a [********] memorandum ([********] Credit Memorandum) in an amount of [********].

1.2           [********] Credit Memorandum. Boeing will issue to Customer a [********] credit memorandum ([********] Credit Memorandum) in an amount of [********] at the time of delivery of each 737-800 Aircraft. This credit memorandum may only be used for the purchase of Boeing goods and services and may not be applied against the Aircraft Price at time of delivery.

1.3           [********] Credit Memorandum. In recognition of Customer [********], Boeing will issue to Customer a [********] credit memorandum ([********] Credit Memorandum) in an amount of [********] at the time of delivery of each 737-800 Aircraft.

1.4           [********] Credit Memorandum. In recognition of Customer’s [********], Boeing will issue to Customer a [********] credit memorandum ([********] Credit Memorandum) in an amount of [********] at the time of delivery of each Aircraft.

1.5           [********] Credit Memorandum. To address Customer’s [********], Boeing will issue to Customer a [********] credit memorandum ([********] Credit Memorandum) at delivery of each 737-800 Aircraft, as scheduled at signing of this Purchase Agreement, as follows:

•	Aircraft delivering in [********]: [********]
•	Aircraft delivering in [********]: [********]
•	Aircraft delivering in [********]: [********]
•	Aircraft delivering in [********]: [********]

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BOEING PROPRIETARY

2.	Substitution Aircraft.

If Customer elects to substitute into [********] aircraft from the Aircraft in Table 1, Customer will receive at least [********] as in Purchase Agreement No. 3217 for the purchase of [********] aircraft. Boeing and Customer will discuss in good faith to determine the credit memoranda amount at the time Customer requests to make the substitution.

3.	Purchase Right Aircraft.

If Customer exercises the right to make Purchase Right Aircraft firm 737-800 Aircraft from the Aircraft in Table 1 as described in Letter Agreement XIA-PA-03757-LA-1208905, Customer will receive the [********] as the firm thirty-one (31) 737-800 Aircraft described in this Letter Agreement, [********************************************************].

4.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 through 1.5 and paragraph 2 are in [********] base year dollars and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to Supplemental Exhibit AE1 of the Purchase Agreement and shall be subject to the same provisions set forth in Letter Agreement XIA-PA-03758-LA-1207434. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

5.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

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BOEING PROPRIETARY

XIA-PA-03757-LA-1504497

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Applicability Matters – Table 2 Aircraft

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Purchase Agreement Terms – Applicability. Boeing and Customer have agreed upon the additional purchase of Aircraft listed in Table 2 to the Purchase Agreement (Table 2). As stated below, the following defines the applicability for the provisions of the Purchase Agreement to the Aircraft listed in Table 2 at time of signing this Letter Agreement. This Letter Agreement is not applicable the Aircraft listed in Table 1 to the Purchase Agreement.

1.1           Unless otherwise excluded or revised below, the terms of the Purchase Agreement will apply to the Aircraft listed in Table 2, where “Table 1” is listed or, when not, the terms of the Purchase Agreement are applicable to the Aircraft:

i.	Purchase Agreement – Article 1 through Article 5, excluding 4.1 related to the Deposit;

ii.	Exhibit A and B, and Supplemental Exhibits AE1, BFE1, SLP1 and CS1, except that under Supplemental Exhibit CS1, Boeing is [******************];

iii.	Letter Agreement XIA-PA-03757-LA-1207484, Seller Purchased Equipment

iv.	Letter Agreement XIA-PA-03757-LA-1207481, Boeing Purchase of Buyer Furnished Equipment;

v.	Letter Agreement XIA-PA-03757-LA-1207439, Spare Parts Initial Provisioning;

vi.	Letter Agreement XIA-PA-03757-LA-1207482, Loading of Customer Software;

vii.	Letter Agreement XIA-PA-03757-LA-1207432, Aircraft Model Substitution

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BOEING PROPRIETARY

viii.	Letter Agreement XIA-PA-03757-LA-1207433R1, Payment Matters, with the exception that paragraph 1, titled Advance Payment Schedule does not apply to the Aircraft in Table 2, paragraph 2, titled Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement applies to Table 2 payment of [********] and paragraph 7, titled Default Interest, is amended to replace the last sentence with, “The rate of interest for Customer’s delayed payment of the advance payments shall be [********].”

ix.	Letter Agreement XIA-PA-03757-LA-1207435, Government Approval Matters;

x.	Letter Agreement XIA-PA-03757-LA-1207436, Liquidated Damages – Non-Excusable Delay, with the exception that paragraph 1, Liquidated Damages, is revised to read as follows:

The amount of liquidated damages will be derived from
[**********************************************************************************
***********************************************************************************
***********************************************************************************
***********************************************************************************
***********************************************************************************
******************************************************************]
(Liquidated Damages).

xi.	Letter Agreement XIA-PA-03757-LA-1207437, Aircraft Performance Guarantees;

xii.	Letter Agreement XIA-PA-03757-LA-1207438, Significant Aircraft Improvement;

xiii.	Letter Agreement XIA-PA-03757-LA-1207452, Clarification and Understanding;

1.2           The following terms of the Purchase Agreement do not apply to the Aircraft listed in Table 2:

i.	Letter Agreement XIA-PA-03757-LA-1207434, Special Escalation Program;

ii.	Letter Agreement XIA-PA-03757-LA-1207440, Special Matters;

iii.	Letter Agreement XIA-PA-03757-LA-1207453R1, Volume Agreement

iv.	Letter Agreement XIA-PA-03757-LA-1207483R1, Promotional Support – Follow On Aircraft; and

v.	Letter Agreement XIA-PA-03757-LA-1208905, Right to Purchase Additional Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

March 14, 2016

BOEING PROPRIETARY

2.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

March 14, 2016

BOEING PROPRIETARY

XIA-PA-03757-LA-1504498

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Matters – Table 2 Aircraft

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Credit Memoranda. In consideration of Customer’s purchase of the Aircraft listed in Table 2 of the Purchase Agreement (Table 2), at the time of delivery of each such Aircraft, unless otherwise noted below, Boeing will provide to Customer the following credit memoranda:

1.1           Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in an amount of[********].

1.2           Customer Support Credit Memorandum. Boeing will issue to Customer a customer support credit memorandum (Customer Support Credit Memorandum) in an amount of [********].

1.3           Customer Loyalty Credit Memorandum. Boeing will issue to Customer a customer loyalty credit memorandum (Customer Loyalty Credit Memorandum) in an amount of [********].

1.4           2018 Aircraft Delivery Credit Memorandum. For Aircraft delivering in 2018, Boeing will issue to Customer a 2018 aircraft delivery credit memorandum (2018 Aircraft Delivery Credit Memorandum) in an amount of [********].

1.5           Executive Closing Credit Memorandum. Boeing will issue to Customer an executive closing credit memorandum (Executive Closing Credit Memorandum) in an amount of [********].

1.6           Unless otherwise noted, the amounts of the credit memoranda stated in paragraphs 1.1 through 1.5 above are in [********] base year dollars and will be escalated to the scheduled delivery month of the respective Aircraft pursuant to Supplemental Exhibit AE1 of the Purchase Agreement and will be subject to the provisions set forth in letter agreement XIA-PA-03757-LA-1504499 to the Purchase Agreement titled, Special Escalation Program – Table 2 Aircraft. In addition, unless otherwise noted, the credit memoranda may, at Customer’s election, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

March 14, 2016

BOEING PROPRIETARY

1.7           [********************] Credit Memoranda. As an additional consideration for Customer’s purchase of the Aircraft in Table 2, Boeing will issue to Customer a fleet introduction credit memorandum (Fleet Introduction Credit Memorandum) in the fixed amount of [********] each at or about the following dates:

[********]	[********]	[********]
[********]	[********]	[********]
[********]	[********]	[********]
[********]	[********]	[********]
[********]	[********]	[********]

The Fleet Introduction Credit Memoranda may, at Customer’s election, be (i) applied against the [**************************] or (ii) used for the purchase of other Boeing goods and services (but will not be applied to any advance payments).

1.8           Special Consideration – Promotional Support. As an additional consideration for Customer’s purchase of the Aircraft in Table 2, Boeing will expand the definition of “Covered Aircraft” in letter agreement XIA-PA-03757-LA-1207483R1 to the Purchase Agreement titled, Promotional Support – Follow On Aircraft, to also include the Aircraft in Table 2, notwithstanding the terms of letter agreement XIA-PA-03757-LA-1504497 to the Purchase Agreement titled, Applicability Matters – Table 2 Aircraft. Therefore, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed [********] for each of the Aircraft in Table 2. The Performance Period of the Promotional Support for the Aircraft in Table 2 will begin on [********].

1.9           [********] Credit Memorandum. As an additional consideration for Customer’s purchase of the Aircraft in Table 2, Boeing will issue to Customer a [********] credit memorandum ([********] Credit Memorandum) in the fixed amount of [********]. The [********] Credit Memorandum may be used for the purchase of other Boeing goods and services (but will not be applied to any advance payments).

2.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

March 14, 2016

BOEING PROPRIETARY

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

March 14, 2016

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XIA-PA-03757-LA-1504499

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Escalation Program – Table 2 Aircraft

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Definitions.

Program Aircraft means each Aircraft specified in Table 2 of the Purchase Agreement as of the date of this Letter Agreement.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	Capped Escalation.

Boeing will cap the Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft in accordance with the terms of this Letter Agreement.

3.1           The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft will be capped at a fixed rate of [********] per year compounded annually resulting in the escalation factors set forth in the Attachment (Capped Factors).

3.2           If the actual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of an Program Aircraft, produces an escalation rate less than or equal to [********] cumulative annual escalation factor, then the escalation rate so produced shall apply for such Program Aircraft.

3.3           If the actual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of an Program Aircraft, produces an escalation rate more than [********] cumulative annual escalation factor, then the Escalation Adjustment will be determined using the Capped Factors.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

4.	Affect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

5.	Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the firm Aircraft set forth in Table 2 of the Purchase Agreement as of the execution date of this Letter Agreement.

6.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

7.	Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Program Aircraft and cannot be assigned in whole or in part.

8.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

ATTACHMENT

Escalation Factors - [********] Base Year

Month	[********] Factors
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]
[********]	[********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY